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                                                                   Exhibit 10.20




                   FIRST AMENDMENT TO ASSET EXCHANGE AGREEMENT



         THIS FIRST AMENDMENT TO ASSET EXCHANGE AGREEMENT (the "Agreement") is entered into as of April 20th, 1998 by and among STC BROADCASTING, INC., a Delaware corporation ("STC Broadcasting"), STC BROADCASTING OF VERMONT, INC., a Delaware corporation and a wholly-owned subsidiary of STC Broadcasting ("STCBV"), STC LICENSE COMPANY, a Delaware corporation and wholly-owned subsidiary of STC Broadcasting ("STC License Company"), and STC BROADCASTING OF VERMONT SUBSIDIARY, INC., a Delaware corporation and wholly-owned subsidiary of STCBV ("STCBV Sub") (STC Broadcasting, STCBV, STC License Company and STCBV Sub are sometimes individually referred to herein as a "STC Party" and collectively referred to herein as "STC" or the "STC Parties"), and HEARST-ARGYLE STATIONS, INC., a Nevada corporation ("HAT").

         WHEREAS, STC and HAT are parties to that certain Asset Exchange Agreement dated as of February 18, 1998 (the "Exchange Agreement") pursuant to which, inter alia, STCBV Sub is to assign, transfer and convey to HAT all of STCBV Sub's right, title and interest in the assets of television broadcast stations WPTZ-TV, Channel 5, North Pole, New York, WNNE-TV, Channel 31, Hartford, Vermont and KSBW-TV, Channel 8, Salinas, California, and HAT is to assign, transfer and convey to certain affiliates of STCBV Sub all of HAT's right, title and interest in the assets of television broadcast stations WNAC-TV, Channel 64, Providence, Rhode Island ("WNAC") and WDTN-TV, Channel 2, Dayton, Ohio;

         WHEREAS, STC and HAT desire to make certain modifications to the Exchange Agreement; and

         WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement.

         NOW, THEREFORE, the parties set forth above, intending to be legally bound by this Exchange Agreement, agree as follows:


         1. Section 2.2. of the Exchange Agreement shall be amended to read in its entirety as follows:

                  "2.2. TRANSFER BY HAT
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                           Subject to the terms and conditions hereof and in
reliance upon the representations, warranties and agreements contained herein,
(a) HAT shall assign, transfer, convey and deliver to STC Broadcasting (and in the case of all assets associated with WNAC other than the FCC Licenses, for assignment, transfer, conveyance and delivery by STC Broadcasting immediately thereafter on the Closing Date to Smith Acquisition Company, a Delaware corporation ultimately controlled by Robert N. Smith ("SAC")) free and clear of any Encumbrances other than Permitted Encumbrances, and STC Broadcasting shall acquire and accept from HAT, all right, title and interest of HAT in, to and under all real, personal and mixed assets, rights, benefits and privileges, both tangible and intangible, owned, leased, used or useful by HAT in connection with the business and operations of the HAT Stations other than the HAT License Assets (collectively, the "HAT Non-License Assets"); and (b) HAT shall assign, transfer, convey and deliver to STC License Company (and in the case of the FCC Licenses for WNAC, for assignment, transfer, conveyance and delivery by STC License Company immediately thereafter on the Closing Date to Smith Acquisition License Company, a wholly-owned subsidiary of SAC ("SALC")) free and clear of any Encumbrances other than Permitted Encumbrances, and STC License Company shall acquire and accept from HAT, all right, title and interest of HAT in, to and under all HAT License Assets (the HAT License Assets and the HAT Non-License Assets are collectively referred to herein as the "HAT Assets") (the STC Assets and the HAT Assets are sometimes each individually referred to herein as "Assets"). The HAT Assets shall exclude the HAT Excluded Assets described in
Section 2.4."

         2. Except as expressly modified hereby, all other terms and conditions of the Exchange Agreement shall remain in full force and effect in accordance with their terms.




                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, each of the parties hereto has executed this First
Amendment to Asset Exchange Agreement, or has caused this First Amendment to Asset Exchange Agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.

                             STC BROADCASTING, INC.


                             By: /s/ David A. Fitz
                                 -----------------
                                     David A. Fitz
                                     Chief Financial Officer


                             STC LICENSE COMPANY


                             By: /s/ David A. Fitz
                                 -----------------
                                     David A. Fitz
                                     Chief Financial Officer


                             STC BROADCASTING OF VERMONT, INC.


                             By: /s/ David A. Fitz
                                 -----------------
                                     David A. Fitz
                                     Chief Financial Officer


                             STC BROADCASTING OF VERMONT SUBSIDIARY, INC.


                             By: /s/ David A. Fitz
                                 -----------------
                                     David A. Fitz
                                     Chief Financial Officer


                             HEARST-ARGYLE STATIONS, INC.


                             By: /s/ Dean H. Blythe
                                 ------------------
                                     Dean H. Blythe
                                     Senior Vice President




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